Investor Presentation March 2007 Exhibit 99.1

Forward-Looking Statements
Forward-Looking Statements
This presentation may contain “forward-looking statements” which include information concerning the Company’s plans, objectives, goals, strategies, future revenues or performance, capital expenditures, financing needs and other information that is not historical information. When used in this presentation, the words “estimates,” “expects,” “anticipates,” “projects,” “plans,”
“intends,” “believes,” and variations of such words or similar expressions are intended to identify forward-looking statements. All forward-looking statements, including without limitation, the Company’s expectations regarding increasing slots per store, growing brand awareness, strong cash flow generation, unit share opportunities, new consumer segments, and new retail accounts, are based upon current expectations and beliefs and various assumptions. There can be no assurance that the
Company will realize these expectations or that these beliefs will prove correct.
There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements contained in this presentation.  Numerous factors, many of which are beyond the Company’s control, could cause actual results to differ materially from those expressed as forward-looking statements. These risk factors include general economic and industry conditions and consumer confidence; uncertainties arising from global events; the effects of changes in foreign exchange rates on the Company’s reported earnings; consumer acceptance of the Company’s products; industry competition; the efficiency and effectiveness of the Company’s advertising campaigns and other marketing programs; the
Company’s ability to increase sales productivity within existing retail accounts and to further penetrate the US retail furniture channel, including the timing of opening or expanding within large retail accounts; the Company’s ability to address issues in certain underperforming international markets; the Company’s ability to continuously improve its product line, maintain efficient, timely and cost-effective production and delivery of its products, and manage its growth; rising commodity costs; the Company’s ability to protect and maintain its intellectual property; the Company’s ability to respond to regulatory requirements; the
Company’s ability to retain members of its senior management team; the effects of increased interest rates; the effects of labor relations on business operations and costs; the effects of increased product return rates or a reduction in warranty reserves; the market price for the Company’s common stock prevailing from time to time; and the nature of other investment opportunities presented to the Company from time to time. Additional information concerning these and other risks and uncertainties are discussed in the Company's filings with the Securities and Exchange Commission, including without limitation the Company's annual report on Form 10-K under the headings "Special Note Regarding Forward-Looking Statements" and "Risk Factors".  Any
forward-looking statement speaks only as of the date on which it is made, and the Company undertakes no obligation to update any forward-looking statements for any reason, including to reflect events or circumstances after the date on which such statements are made or to reflect the occurrence of anticipated or unanticipated events or circumstances.

Tom Bryant President & CEO

Worldwide leader in Specialty Sleep, the
fastest growing segment of the ~$12
billion wholesale mattress market
Global sales under the “TEMPUR®” and
“Tempur-Pedic®” trademarks in >70
countries
Leading producer of premium mattresses
and pillows
Products provide greater overall comfort
and better quality sleep
Overview

Seasoned Management Team
Top 5 Officers Have ~130 Years Managing Large International Businesses
Consumer
Name Position Prior Experience Products Inter'l
Tom Bryant CEO & President CEO, Stairmaster Sports & Medical Products
President, Dunlop Maxfli
Johnson & Johnson
Dale Williams CFO CFO, Honeywell Control Products
CFO, Saga Systems
CFO, GE Information Services
Matt Clift EVP, Operations VP/GM Lexmark International
Lexmark/IBM
Rick Anderson EVP, North America VP, Gillette
Gillette/P&G
David Montgomery EVP, International President, Rubbermaid Europe
VP, Black & Decker Europe, Middle East, Africa
Prior Experience

Pressure & Pain Management Open Cell Technology Body Conforming & Support Safe and Healthy Maintenance Free Tempur-Pedic Swedish Sleep System

Vertically Integrated

Global, vertically
integrated manufacturer
Highly automated, ISO-
certified plants
World’s largest mattress
manufacturing facility
Denmark (500K sq ft)
Duffield, VA (500K sq ft)
Albuquerque, NM (800K sq ft)
Manufacturing Facilities

Sleep In The News

Don’t lose sleep buying the perfect mattress
–By Janice Lieberman
“Companies try to help workers sleep more”
Sleep, Snoring and the Blues
–By SANJAY GUPTA
Sleep Deprivation: New Concerns; Four More Studies Show It Harms Health
Who Needs Sleep?
When the gods of sleep have deserted you
“Sleep for longer if you want to stay healthy”
Not getting enough sleep can make you fat
–By Madelyn Fernstrom, Ph.D., CNS
Sleep In The News

U.S. Sleep Aid Industry Estimated At >$3B/yr and Growing!
Note: Note: U.S. U.S. Sleep Sleep Aid Aid Industry Industry annual annual market market size size estimate estimate based based on on management management estimates estimates and and publicly publicly available available industry industry estimates estimates for for prescription prescription and and over-the-counter over-the-counter
-the-counter
the&#45;counter
-counter
counter sleep sleep aids.
aids.
.
Tempur-Pedic is not associated and is not affiliated with any of the entities displayed above.
Sleep In The News

Better Mattress … Better Sleep!
“Sleep In The News” Is Fueling Consumer
Interest And Involvement In Sleep Related
Products And Categories
Impact On All Consumers, But Especially The
77 Million Baby-Boomers
47% of Americans Surveyed Said They Now
Believe A Mattress Is The Best Investment
They Can Make To Improve Their Health And
Wellness
1
___________________________
1. Source:  International Sleep Products Association

Brand Building

> 80 million “impressions”
> 80 million “impressions”
per month
per month
> 600 million “impressions”
> 600 million “impressions”
per month
per month
Includes national spots on such shows as: The
Includes national spots on such shows as: The
Radio Factor with Bill O’Reilly, Westwood One,
Radio Factor with Bill O’Reilly, Westwood One,
Dr. Laura
Dr. Laura
> 900 million “impressions”
> 900 million “impressions”
per month
per month
> 2.8 billion “impressions”
> 2.8 billion “impressions”
per month
per month
High profile events: Oscar’s, Emmy’s, Grammy’s
High profile events: Oscar’s, Emmy’s, Grammy’s
Newspapers
Television
Radio
Magazines
Cost Effective Advertising
Advertising drives >4.3 billion “impressions” per month

Continue to Build Global Brand
Total Brand Awareness: 78% up from 60% in two years
___________________________
Note:  Total brand awareness for mattresses based on study commissioned by Tempur-Pedic and completed in the first quarter of each year.

New Products BellaSonna Bed • Queen Mattress SRP: $4,099 SymphonyBed • Queen Mattress SRP: $1,399

Source: Independent survey commissioned by Tempur-Pedic
~95% Tempur-Pedic® consumers recommend the product
~65% of consumers recommended Tempur-Pedic up to 5 times
42% of consumers report someone purchased a Tempur-Pedic
mattress as a result of their recommendation
Consumer Passion
95%
65%
18%
17%
42%
0%
20%
40%
60%
80%
100%
Recommend
Tempur-Pedic
1-5 times 6-10 times 11+ times Purchase
resulted from
recommendation

Dale Williams CFO

$116.8
$156.0
$268.2
$433.3
$566.5
$651.9
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
$600
$650
$700
2004 2004
Mattresses Key Growth Driver
Mattress Revenues
2001 2001
2002 2002
2003 2003
Established Accounts
+ Targeted New
Stores
New products
Increasing slots per
store
High volume per slot
Excellent profit for
retailers
Growing brand
awareness
($ in millions)
2005 2005 2006 2006
___________________________
1. For a complete discussion of the Company’s financial performance for 2006, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2006.

Historical Net Sales Historical Operating Income
(1)
Growing Net Sales and Profits
$221.5
$298.0
$479.1
$684.9
$836.7
$945.0
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
Net Sales
($ in millions)
$30.4
$39.4
$97.1
$151.0
$190.9
$209.3
$0
$50
$100
$150
$200
Operating
Income
($ in millions)
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 2006 2006
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 2006 2006
___________________________
1. For a complete discussion of the Company’s financial performance for 2006, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2006.

$19.7
$35.1
$47.0
$77.0
$102.2
$165.8
$0
$20
$40
$60
$80
$100
$120
$140
$160
Operating Cash Flows
($ in millions)
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 2006 2006
Cash Flows From Operations
___________________________
1. For a complete discussion of the Company’s financial performance for 2006, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2006.
Strong cash
flow dynamics
Low on-going
capital
expenditures

$35.2
$11.1
$32.6
$38.4
$84.9
$37.2
$0
$10
$20
$30
$40
$50
$60
$70
$80
$90
Capital Expenditures
Recently
completed major
capital
investments
Free Cash Flow
opportunities in
’07 and beyond
($ in millions)
2001 2001
2002 2002
2003 2003
2004 2004 2005 2005 2006 2006
Capital Expenditures
___________________________
1. For a complete discussion of the Company’s financial performance for 2006, please refer to the Management’s Discussion and Analysis section of the Company’s Form 10K for 2006.

Significant Unit Share Opportunity
Only represent ~2.1% of U.S. mattress units (‘06 est.)
Slots Very Low Versus % of Retail Sales
Gaining “slots” with new models, key price points
Adding new comfort/feel/technologies (e.g.: T-Flex, TEMPUR HD)
Expanding Brand Awareness
Targeting Key New Consumer Segments
BellaSonna “Traditionalist” consumers
Selectively Adding New Retail Accounts
Market Share Opportunities

Investment Highlights
#1 In The Fast Growing Viscoelastic Market
.
#1 In The Fast Growing Premium Mattress Market
#1 In The Premium Pillow Market
#1 In International Operations of U.S. Bedding
Manufacturers
#1 In The Industry For Profitability
#1 In U.S. Consumer Referrals for Mattresses
4
#1 In Retail Sales And Profit Per Sq Ft
4
___________________________
1. Based on net sales, including management’s estimates of sales by companies that do not publicly report sales of viscoelastic mattresses and pillows, premium mattress and premium pillows.
2. Based on total company-owned foreign operations by U.S. based bedding manufacturers, including management’s estimates for companies that do not publicly report such information.
3. Based on total net income for all publicly reporting US mattress manufacturers.
4. Based on independent survey(s) commissioned by Tempur-Pedic® and management estimates.

24 Investor Presentation March 2007